PORTFOLIO OF INVESTMENTS – as of March 31, 2020 (Unaudited)

ASG Dynamic Allocation Fund

Shares	Description	Value (†)
Exchange-Traded Funds – 50.5% of Net Assets
17,674	iShares® Core U.S. Aggregate Bond ETF	$2,039,049
15,021	iShares® Edge MSCI Minimum Volatility Emerging Markets ETF	704,785
8,247	iShares® JP Morgan USD Emerging Markets Bond ETF	797,320
46,020	SPDR® Bloomberg Barclays International Treasury Bond ETF	1,279,356
9,972	Vanguard FTSE All World ex-U.S. Small-Cap ETF	780,309
25,152	Vanguard FTSE Developed Markets ETF	838,568
12,913	Vanguard FTSE Emerging Markets ETF	433,231
19,039	Vanguard FTSE Europe ETF	824,008
15,573	Vanguard FTSE Pacific ETF	859,007
24,039	Vanguard Intermediate-Term Corporate Bond ETF	2,093,557
12,942	Vanguard Mid-Cap ETF	1,703,814
22,604	Vanguard Total International Bond ETF	1,271,701
13,298	Vanguard Total Stock Market ETF	1,714,245
18,741	Vanguard Value ETF	1,669,074

	Total Exchange-Traded Funds (Identified Cost $18,253,836)	17,008,024

Principal Amount
Short-Term Investments – 49.7%
	Certificates of Deposit – 32.7%
$ 1,000,000	Mizuho Bank Ltd. (NY), 1-month LIBOR + 0.200%, 0.950%, 4/20/2020(a)	1,000,143
1,000,000	Landesbank Hessen (NY), 1.640%, 5/06/2020	1,000,597
1,000,000	DNB Nor Bank ASA (NY), 1.630%, 5/12/2020	1,000,953
500,000	Svenska Handelsbanken (NY), 1-month LIBOR + 0.190%, 0.802%, 5/18/2020(a)(b)	500,070
1,000,000	Credit Industriel et Commercial (NY), 1.620%, 5/19/2020	1,000,697
1,000,000	National Australia Bank (NY), 1-month LIBOR + 0.150%, 0.923%, 5/20/2020(a)(b)	999,966
500,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 1-month LIBOR + 0.070%, 1.086%, 6/10/2020(a)	499,900
1,000,000	Nordea Bank ABP (NY), 3-month LIBOR + 0.060%, 0.828%, 6/11/2020(a)	999,144
500,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.180%, 0.991%, 6/12/2020(a)(b)	499,839
1,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 3-month LIBOR + 0.070%, 0.811%, 6/16/2020(a)(b)	999,105
1,000,000	Norinchukin Bank (NY), 1.640%, 6/18/2020	1,000,976
500,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.210%, 1.073%, 7/10/2020(a)(b)	499,624
1,000,000	Toronto-Dominion Bank (NY), 1-month LIBOR + 0.310%, 1.083%, 10/20/2020(a)(b)	998,839

		10,999,853

Principal Amount	Description	Value (†)
	Time Deposits – 5.9%
$ 500,000	Canadian Imperial Bank of Commerce, 0.020%, 4/01/2020	$500,000
1,500,000	Skandinaviska Enskilda Banken (NY), 0.030%, 4/01/2020	1,500,000

		2,000,000

	Commercial Paper – 5.1%
1,000,000	ING U.S. Funding LLC, (Credit Support: ING Bank NV), 1.791%, 5/06/2020(c)	998,780
700,000	Santander UK PLC, 1.758%, 4/16/2020(c)	699,736

		1,698,516

	Other Notes – 3.0%
500,000	Bank of America NA, 1.840%, 6/15/2020	501,835
500,000	Bank of America NA, 1.849%, 7/08/2020(b)	499,083

		1,000,918

	Treasuries – 2.4%
200,000	U.S. Treasury Bills, 0.779%, 5/07/2020(c)(d)	199,987
600,000	U.S. Treasury Bills, 1.517%, 4/02/2020(d)	600,000

		799,987

	Repurchase Agreement – 0.6%
212,358	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2020 at 0.000% to be repurchased at $212,358 on 4/01/2020 collateralized by $210,000 U.S. Treasury Note, 1.375% due 10/15/2022 valued at $217,254 including accrued interest(e) (Identified Cost $212,358)	212,358

	Total Short-Term Investments (Identified Cost $16,709,967)	16,711,632

	Total Investments – 100.2% (Identified Cost $34,963,803)	33,719,656
	Other assets less liabilities – (0.2)%	(63,494)

	Net Assets – 100.0%	$33,656,162

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2020, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
SPDR®	Standard & Poor’s Depositary Receipt

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	6/30/2020	9	$1,120,507	$1,128,234	$7,727
10 Year Australia Government Bond	6/15/2020	8	726,058	741,125	15,067
10 Year U.S. Treasury Note	6/19/2020	8	1,101,516	1,109,500	7,984
30 Year U.S. Treasury Bond	6/19/2020	6	1,074,625	1,074,375	(250)
E-mini Dow	6/19/2020	6	606,330	652,530	46,200
E-mini NASDAQ 100	6/19/2020	4	574,640	622,900	48,260
E-mini Russell 2000	6/19/2020	11	567,500	631,180	63,680
E-mini S&P 500®	6/19/2020	5	601,450	642,425	40,975
German Euro Bund	6/08/2020	4	756,148	761,045	4,897
UK Long Gilt	6/26/2020	4	667,169	676,646	9,477

Total					$244,017

At March 31, 2020, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Dollar Index	6/15/2020	83	$7,922,340	$8,224,636	$(302,296)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$17,008,024	$—	$—	$17,008,024
Short-Term Investments*	—	16,711,632	—	16,711,632
Futures Contracts (unrealized appreciation)	244,267	—	—	244,267

Total	$17,252,291	$16,711,632	$—	$33,963,923

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(302,546)	$—	$—	$(302,546)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include futures contracts.

The Fund tactically allocates its investments across a range of asset classes and global markets. The Fund will typically use a variety of derivative instruments, in particular long positions in futures and forward contracts, to achieve exposures to global equity and fixed income securities. The Fund may also hold short positions in derivatives for hedging purposes. During the period ended March 31, 2020, the Fund used long contracts on U.S. and foreign equity market indices and U.S. and foreign government bonds and short contracts on U.S. dollar index to gain investment exposures in accordance with its objectives.

The following is a summary of derivative instruments for the Fund, as of March 31, 2020:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$45,152
Equity contracts	199,115

Total exchange-traded asset derivatives	$244,267

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(250)
Foreign exchange contracts	(302,296)

Total exchange-traded liability derivatives	$(302,546)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of March 31, 2020:

	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Exchange-traded counterparty credit risk
Futures contracts	$244,267	$244,267
Margin with brokers	2,980,818	2,980,818

Total exchange-traded counterparty credit risk	$3,225,085	$3,225,085

Investment Summary at March 31, 2020 (Unaudited)

Exchange-Traded Funds	50.5%
Certificates of Deposit	32.7
Time Deposits	5.9
Commercial Paper	5.1
Other Notes	3.0
Treasuries	2.4
Repurchase Agreements	0.6

Total Investments	100.2
Other assets less liabilities (including futures contracts)	(0.2)

Net Assets	100.0%